                                                                   Exhibit 10-46


                               DTE ENERGY COMPANY
                          SUPPLEMENTAL RETIREMENT PLAN


                            EFFECTIVE JANUARY 1, 2002

                               TABLE OF CONTENTS

Section                                                                                                        Page
-------                                                                                                        ----
ARTICLE 1 - TITLE...............................................................................................  1

ARTICLE 2 - DEFINITIONS.........................................................................................  1

ARTICLE 3 - PURPOSE.............................................................................................  2

ARTICLE 4 - EFFECTIVE DATE......................................................................................  2

ARTICLE 5 - ELIGIBILITY.........................................................................................  2

ARTICLE 6 - EMPLOYERS' OBLIGATION...............................................................................  3
         Section 6.1.  General .................................................................................  3
         Section 6.2.  Prior Plan Payment ......................................................................  3

ARTICLE 7 - PAYMENT OF BENEFITS.................................................................................  3
         Section 7.1.  Form and Timing of Payment ..............................................................  3
         Section 7.2.  Increase in Section 415 Limit ...........................................................  5
         Section 7.3.  Recomputation of Plan Benefits Upon Reemployment ........................................  5
         Section 7.4.  Change in Payment Option ................................................................  5
         Section 7.5.  Payments Subject to Golden Parachute Provisions .........................................  5
         Section 7.6.  Transfer to an Affiliated Company .......................................................  6

ARTICLE 8 - BENEFICIARY IN THE EVENT OF DEATH...................................................................  6

ARTICLE 9 - UNFUNDED PLAN.......................................................................................  7

ARTICLE 10 - ARBITRATION........................................................................................  7

ARTICLE 11 - AMENDMENT AND TERMINATION..........................................................................  8

ARTICLE 12 - MISCELLANEOUS......................................................................................  9
                  Section 12.1 Benefits Non-Assignable..........................................................  9
                  Section 12.2 No Employment Rights.............................................................  9
                  Section 12.3 Law Applicable...................................................................  9
                  Section 12.4 Legal Fees and Expenses.......................................................... 10
                  Section 12.5 Successors....................................................................... 10
                  Section 12.6 Savings Clause................................................................... 10
                  Section 12.7 Headings, Gender and Number...................................................... 10



Section                                                                                                        Page
-------                                                                                                        ----
ARTICLE 13 - CHANGE IN CONTROL PROVISIONS....................................................................... 10
                  Section 13.1 General.......................................................................... 10
                  Section 13.2 Transfer to Rabbi Trust.......................................................... 10
                  Section 13.3 Joint and Several Liability...................................................... 11
                  Section 13.4 Dispute Procedures............................................................... 11
                  Section 13.5 Definition of Change in Control.................................................. 11

                               DTE ENERGY COMPANY
                          SUPPLEMENTAL RETIREMENT PLAN
                            EFFECTIVE JANUARY 1, 2002

         WHEREAS, Detroit Edison Company ("Edison") previously adopted the Detroit Edison Retirement Reparation Plan and the Detroit Edison Benefit Equalization Plan, and MCN Energy Group Inc. ("MCN") previously adopted the MCN Energy Group Supplemental Retirement Plan and the MCN Energy Group Excess Benefit Plan, which were adopted by DTE Enterprises, Inc. as of June 1, 2001 (the effective date of the merger), and DTE Energy Company (the "Company") desires to replace these four plans (collectively, the "Prior Plans").

         NOW, THEREFORE, effective December 31, 2001, the Prior Plans are hereby terminated and replaced with this plan as of January 1, 2002 as described herein:

                                    ARTICLE 1
                                      TITLE

          The title of this plan shall be the "DTE Energy Company Supplemental Retirement Plan" and shall be referred to in this document as the "Plan".

                                    ARTICLE 2
                                   DEFINITIONS

         The words and phrases used in the Plan shall have the same meanings as provided under the DTE Energy Retirement Plan (the "Qualified Plan"), unless otherwise defined in the Plan or the context clearly requires otherwise.

                                    ARTICLE 3
                                     PURPOSE

         The principal purpose of the Plan is to provide for the payment of certain benefits that would not otherwise be payable under the Qualified Plan. Such benefits shall be payable to a "select group of management or highly compensated employees" of the Company and any other corporation which is a Participating Employer under the Qualified Plan (a "Participant") and also elects to participate in this Plan.

         It is intended that this Plan provide benefits for a "select group of management or highly compensated employees" within the meaning of Sections 201, 301 and 401 of ERISA and, therefore, to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA.


                                    ARTICLE 4
                                 EFFECTIVE DATE

         The effective date of the Plan for the Company shall be January 1, 2002 and for any Participating Employer shall be the date established by resolution of the Board of Directors of the particular Participating Employer at the time of adoption of the Plan.


                                    ARTICLE 5
                                   ELIGIBILITY

         A Participant of a Participating Employer whose benefits under the Qualified Plan are limited because of the limitation on compensation under
Section 401(a)(17) of the Code, the limitation on benefits and contributions under Section 415 of the Code, or any other provision of the Code or other law that the Committee hereafter designates, shall be eligible for the benefits provided by this Plan. Also, all employees of Participating Employers who are participating in the DTE Energy Supplemental Savings Plan may be eligible for benefits provided by this Plan. Notwithstanding the foregoing, no employee shall be eligible for benefits provided by this Plan until such employee has satisfied the eligibility requirements of the Qualified Plan.

                                    ARTICLE 6
                              EMPLOYERS' OBLIGATION

         SECTION 6.1. GENERAL. The Participating Employers shall pay under this Plan any amount that any eligible employee would have been entitled to receive under the Qualified Plan but for the limitation on compensation under Section 401(a)(17) of the Code, the limitation on benefits and contributions under
Section 415 of the Code, and any other provision of the Code or other law that the Committee hereafter designates. Also, the Participating Employers shall pay under this Plan any amount that any eligible employee would have been entitled to receive under the Qualified Plan but for the exclusion of deferrals under the DTE Energy Supplemental Savings Plan from the definition of compensation under the option of the Qualified Plan applicable to such Participant. The particular Participating Employer who last employed the Participant with respect to whom the payment is to be made shall be responsible for making the payments under this Plan.

         SECTION 6.2. PRIOR PLAN PAYMENTS. If a Participant is in pay status as of December 31, 2001 under one of the Prior Plans, or has terminated employment from a Participating Employer prior to January 1, 2002, the amount and method of payment to such Participant shall continue under the provisions of the applicable Prior Plan. Such payments shall be made by the particular Participating Employer who last employed the Participant.

                                    ARTICLE 7
                               PAYMENT OF BENEFITS

         SECTION 7.1. FORM AND TIMING OF PAYMENT. On the date that a Participant becomes entitled to a distribution of his or her vested accrued benefit under the provisions of the Qualified Plan applicable to the Participant ("Termination Date"), such Participant shall be entitled to receive the vested benefit provided under the Plan.

         (a) Form of Payment. As of the end of the quarter in which his or her Termination Date occurs, the Participant's Plan benefit shall be present-valued in accordance with the methodology set forth in the Qualified Plan for a Cash Balance Plan Participant or non-Cash Balance Plan

Participant, as applicable, using an interest rate equal to the average interest rate of ten-year U.S. Treasury Notes for the September of the calendar year prior to the Participant's Termination Date, or such other rate as set by the Committee (the "Plan Interest Rate"). Payment of a Participant's Plan benefit shall be made in cash in accordance with the Participant's selection on his or her Distribution Election Form either (1) as a joint and 100% survivor annuity for Participants who are married as of the Participant's Termination Date, (2) as a single life annuity for Participants who are single as of the Participant's Termination Date, or (3) in annual payments over a period not less than one year and not more than 15 years by the Employer in Article 6. If a Participant has not elected a payment option while he or she is actively employed by the Company or a Participating Employer, distribution shall be made as a joint and 100% survivor annuity for Participants who are married as of the Participant's Termination Date and as a single life annuity for Participants who are single as of the Participant's Termination Date.

         (b) Timing of Payment. A lump sum distribution shall be made as of March 1 following the Termination Date or, if earlier, March 1 following the end of the Plan Year in which the Participant's employment terminated for any reason other than death. If a Participant has elected to receive his or her distribution in annual installments, the first installment shall be made as of March 1 following the Participant's Termination Date or, if earlier, March 1 following the end of the Plan Year in which the Participant's employment terminated for any reason other than death. All subsequent annual installments shall be made on approximately the same date each calendar year thereafter for the remainder of the distribution period. The amount of any annual payments shall be calculated to pay out over the specified period the Participant's Plan benefit as of his or her Termination Date with interest credited annually on the declining balance at the Plan Interest Rate. The amount of the annual payments to the Participant shall be adjusted at the end of the quarter in which the anniversary of the Participant's Termination Date occurs to reflect changes in the Plan Interest Rate.

         (c) Distribution of Small Amounts. Notwithstanding a Participant's payment option, if a Participant's Plan benefit is less than or equal to $10,000 as of any March 1 payment date, the Participant's Plan benefit balance shall be paid in a single lump sum.

         SECTION 7.2. INCREASE IN SECTION 415 LIMIT. If a Participant has elected to receive an Annuity under the Qualified Plan and such Annuity is increased subsequent to the Participant's Termination Date due to an increase in the Code Section 415 limit, the Participant's Plan Benefit shall be adjusted accordingly on a prospective basis.

         SECTION 7.3. RECOMPUTATION OF PLAN BENEFITS UPON REEMPLOYMENT. If a Participant entitled to a distribution under the Qualified Plan receives all or part of his or her Plan benefit and is thereafter reemployed, such Participant's Plan benefit shall be recalculated upon the Participant's subsequent termination of employment. Plan payments shall cease upon reemployment. If a Participant's recalculated Plan benefit results in an additional payment to the Participant, such additional payment shall be made in accordance with Section 7.1. If such Participant's recalculated Plan benefit shows that the Participant's Plan benefit has been overpaid, the Participant shall be required to make restitution to the Company, within a period of twelve months of such rehire, in an amount equal to such overpayment, plus interest at the Plan Interest Rate.

         SECTION 7.4. CHANGE IN PAYMENT OPTION. The payment option selected by a Participant may be changed at any time while he or she is actively employed by the Company or a Participating Employer by the Participant submitting a new payment selection to the Committee.

         SECTION 7.5. PAYMENTS SUBJECT TO GOLDEN PARACHUTE PROVISIONS. Notwithstanding the above, if payment at the time specified in the first sentence of this Article 7, Section 7.1 would subject the Participant to the excise tax under Section 4999 of the Code, at the discretion of the Company or Participating Employer, as applicable, payment of the Participant's Plan benefit shall be deferred until the earlier of (a) the date that would have been the Participant's Normal Retirement Date, Early Retirement Date or Disability Retirement Date, (b) death of the Participant, or (c) total and permanent disability or legally established mental incompetency of the Participant.

         SECTION 7.6. TRANSFER TO AN AFFILIATED COMPANY. Benefits for a Participant who transfers employment from one Employer to an Affiliated Company shall be subject to the transfer provisions of the Qualified Plan. Such a transfer of employment shall cause a transfer of the Plan benefit maintained by a Participating Employer for a Participant, if the new Employer has adopted the Plan, and the former Employer transfers cash to the new Employer equal to the amount of the benefit transferred. In all other events, a transfer of employment shall not cause a transfer of the benefit maintained by an Employer for a Participant.

                                    ARTICLE 8
                        BENEFICIARY IN THE EVENT OF DEATH

         Each Participant shall have the right to designate a beneficiary or beneficiaries to receive any distribution to be made under Article 7 upon the death of such Participant, or, in the case of a Participant who dies subsequent to termination of his or her employment but prior to the distribution of the entire amount to which the Participant is entitled under the Plan, any undistributed balance to which such Participant would have been entitled. Each Participant shall also have the right to designate a contingent beneficiary in the event any of the primary beneficiaries predecease the Participant or die prior to complete disbursement of the Participant's account.

         If no beneficiary has been named by a Participant at the time of the Participant's death, or if the beneficiary designated by the Participant has predeceased the Participant, or such designated beneficiary has died prior to complete disbursement of the Participant's benefit, and the Participant has failed to name a contingent beneficiary, the value of the Participant's benefit, or the undistributed portion thereof, shall be paid by the Employer to the Participant's spouse, if then living, and if the Participant's spouse is not then living, to the Participant's estate in a lump sum as soon as practicable, but in no event later than one year following the Participant's death.

                                   ARTICLE 9
                                  UNFUNDED PLAN

         The Plan shall be unfunded within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) ERISA. All benefits payable under the Plan shall be paid from the general assets of the Company or a Participating Employer, as applicable. The Company and any Participating Employer shall not be required to set aside or hold in trust any funds for the benefit of a Participant or beneficiary, each of whom shall have the status of a general unsecured creditor with respect to the Company's or Participating Employer's obligation to make benefit payments pursuant to the Plan. Any assets of the Company or a Participating Employer available to pay Plan benefits shall be subject to the claims of the general creditors of the Company and the Participating Employer and may be used by the Company and Participating Employer in their sole discretion for any purpose.


                                   ARTICLE 10
                                  ARBITRATION

         In the event of any dispute, claim, or controversy (hereinafter referred to as a "Grievance") between a Participant (or beneficiary) and the Company with respect to the payment of benefits to such Participant or beneficiary under this Plan, the computation of benefits under this Plan, or any of the terms and conditions of this Plan, such Grievance shall be resolved by arbitration in accordance with this Section 10.2.

                  (a) Arbitration shall be the sole and exclusive remedy to redress any Grievance.

                  (b) The arbitration decision shall be final and binding, and a judgment on the arbitration award may be entered in any court of competent jurisdiction and enforcement may be had according to its terms.
                  (c) The arbitration shall be conducted by the American Arbitration Association in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and reasonable expenses of the arbitrators and the American Arbitration Association shall be borne by the Company.

                  (d) The place of the arbitration shall be the offices of the American Arbitration Association in the Detroit, Michigan Metropolitan area.

                  (e) The arbitrator(s) shall not have the jurisdiction or authority to change any of the provisions of this Plan by alteration of, addition to, or subtraction from the terms thereof. The arbitrator(s)' sole authority shall be to apply any terms and conditions of this Plan. Because arbitration is the exclusive remedy with respect to any Grievance, no Participant eligible to receive benefits provided under this Plan has the right to resort to any federal court, state court, local court, or administrative agency concerning breaches of any terms and provisions hereunder, and the decision of the arbitrator(s) shall be a complete defense to any suit, action, or proceeding instituted in any federal court, state court, local court, or administrative agency by such Participant or the Company with respect to any Grievance which is arbitrable as herein set forth.

                  (f) The arbitration provisions shall, with respect to any Grievance, survive the termination of this Plan.


                                   ARTICLE 11
                            AMENDMENT AND TERMINATION

         The Plan shall be administered by the Committee appointed pursuant to the provisions of the Qualified Plan. The Committee shall have the same powers and duties, and shall be subject to the same limitations, as are described in the Qualified Plan.

         The Company may amend or terminate the Plan at any time and for any reason. The power to amend or modify the Plan shall rest solely with the Committee. No such amendment or termination shall affect the rights of Participants or beneficiaries to the vested portion of amounts credited to Participants' benefits as of the date of such amendment or termination. In the event of a termination of the Plan, each Participant's benefit shall be fully vested.

                                   ARTICLE 12
                                  MISCELLANEOUS

          SECTION 12.1. BENEFITS NON-ASSIGNABLE. Except as otherwise provided in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void. No such right or benefit shall be liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such right or benefit.

         SECTION 12.2. NO EMPLOYMENT RIGHTS. Nothing contained in the Plan and no action taken pursuant to the provisions of the Plan shall be construed as a contract of employment between a Participant and the Company or a Participating Employer, or as a right of any Participant to be continued in the employment of the Company or a Participating Employer, or as a limitation of the right of the Company or a Participating Employer to discharge any Participant at any time, with or without cause, or as a limitation of the right of the Participant to terminate employment at any time.

         SECTION 12.3. LAW APPLICABLE. To the extent not preempted by federal law, this Plan and all actions hereunder shall be governed by and construed according to the laws of the State of Michigan.

         SECTION 12.4. LEGAL FEES AND EXPENSES. The Company shall pay all reasonable legal fees and expenses that any Participant may incur as a result of the Company contesting the validity, enforceability, or such Participant's interpretation of, or determinations under this Plan.

         SECTION 12.5. SUCCESSORS. In the event of any consolidation, merger, acquisition or reorganization of the Company, the obligations of the Company under this Plan shall continue and be binding upon the Company and its successors.

         SECTION 12.6. SAVINGS CLAUSE. If any provision of this Plan is held by a court of competent jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision and the remaining provisions hereof shall continue to be construed and enforced as if the invalid or unenforceable provision had not been included.

         SECTION 12.7. GENDER, NUMBER AND HEADING. Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. Whenever any words used herein are in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of sections and subsections as used herein are inserted solely for convenience and reference and constitute no part of the Plan.


                                   ARTICLE 13
                          CHANGE IN CONTROL PROVISIONS

         SECTION 13.1. GENERAL. In the event of a Change in Control, as defined in Section 13.5, notwithstanding any other provision of the Plan, the provisions of this Article 13 shall be applicable and shall supersede any conflicting provisions of the Plan.

         SECTION 13.2. TRANSFER TO RABBI TRUST. The Company shall establish a trust (the "Rabbi Trust") that is intended to be an unfunded arrangement which shall not affect the status of the Plan as an unfunded arrangement for purposes of Title I of ERISA. The terms of the Rabbi Trust shall provide that, within seven (7) days of a Change in Control, assets shall be transferred to the Rabbi Trust in (i) an amount as of the date of the Change in Control equal to each Participant's assumed benefit under the Plan as of the Participant's Normal Retirement Date, assuming annual Base Salary increases for the Participant of 5%, all as determined by the Company Actuaries; plus (ii) an amount deemed necessary to pay estimated Rabbi Trust administrative expenses for the following five (5) years, as determined by the Company's Accountants. Assets transferred in accordance with the preceding sentence shall be in the form of cash. The Company and/or a Participating Employer shall make all transfers of assets required by the Rabbi Trust in a timely manner and shall otherwise abide by the terms of the Rabbi Trust.

         SECTION 13.3. JOINT AND SEVERAL LIABILITY. Upon and at all times after a Change in Control, the liability under the Plan of the Company and each Participating Employer that has adopted the Plan shall be joint and several, so that the Company and each such Participating Employer shall each be liable for all obligations under the Plan to each Participant covered by the Plan, regardless of the corporation by which such Participant is employed.

         SECTION 13.4. DISPUTE PROCEDURES. In the event that, upon or at any time subsequent to a Change in Control, a disputed claim for benefits under the Plan is brought by a Participant or beneficiary, the following additional procedures shall be applicable:

              (a) Any amount that is not in dispute shall be paid to the Participant or beneficiary at the time or times provided herein.

              (b) The Company shall advance to such claimant from time to time such amounts as shall be required to reimburse the claimant for reasonable legal fees, costs and expenses incurred by such claimant in seeking a resolution of his or her claim,including reasonable fees, costs and expenses relating to arbitration.

         SECTION 13.5. DEFINITION OF CHANGE IN CONTROL. A "Change in Control" means the occurrence of any one of the following events:

              (a) individuals who, on December 31, 2001, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to December 31, 2001, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) with respect to directors or as a result of any other actual or threatened solicitation of proxies [or consents] by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

              (b) any "person" (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange
Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c)), or (E) a transaction (other than one described in (c) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors approve a resolution providing expressly that the acquisition pursuant to this clause (E) does not constitute a Change in Control under this paragraph (b);

              (c) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries (a "Business Combination") or sale or other disposition of all or substantially all of the Company's assets to an entity that is not an affiliate of the Company (a "Sale"), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); or

              (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

         Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.


         IN WITNESS WHEREOF, the undersigned official of the Company has executed this Plan as of this 1st day of January 2002.


                                        DTE ENERGY COMPANY



                                        By: ________________________________
                                            Larry E. Steward
                                            Vice President, Human Resources

                               DTE ENERGY COMPANY
                          SUPPLEMENTAL RETIREMENT PLAN

                           DISTRIBUTION ELECTION FORM

====================================================================================================================================
Employee Name (Print)                                   Social Security No.                             I. D. Number


------------------------------------------------------------------------------------------------------------------------------------
Address (Number/Street)                                 City                             State          Zip Code


===================================================================================================================================

In accordance with the terms of the DTE Energy Company Supplemental Retirement Plan ("Plan"), which is hereby incorporated by reference, I hereby accept and agree to all the provisions of the Plan.


Benefit Distribution Election

I hereby elect to have my benefit under the Plan distributed to me in the manner specified below:

  [ ]    A joint and 100% survivor annuity if I am married as of my Termination Date, or as a single life annuity if I am single as my Termination Date.

  [ ]    Payment in annual installments over _____ years (in one-year increments, not to exceed 15 years).


Such payments shall begin as of the March 1 following my termination date. Any annual payments will be made as of the March 1 of such subsequent years.


I understand that if I have not made a benefit distribution election while I am actively employed by the Company or a Participating
Employer, that my distribution under this Plan will be made as a joint and 100% survivor annuity if I am married as of my
Termination Date, or as a single life annuity if I am single as my Termination Date.



====================================================================================================================================
Employee Signature                                                                  Date


------------------------------------------------------------------------------------------------------------------------------------

Receipt Acknowledged By                    Title                                    Date


====================================================================================================================================


                                   DTE ENERGY

                          SUPPLEMENTAL RETIREMENT PLAN

                           Frequently Asked Questions


The principal purpose of the DTE Energy Supplemental Retirement Plan (the "Plan") is to provide an additional retirement benefit for a select group of management or highly compensated Employees of DTE Energy Company (the "Company") and Participating Employers. To be eligible to participate in the Plan, an Employee must meet the eligibility requirements under the Qualified Plan and have his or her benefit under the Qualified Plan limited by the Internal Revenue Code of 1986, as amended (the "Code").

1.  HOW AND WHEN DOES AN EMPLOYEE BECOME A PARTICIPANT?

    An Employee who is eligible to participate becomes a participant in the Plan (a "Participant") automatically when his or her Qualified Plan benefit is limited by the Code. These Code limitations include a limit on the amount of compensation that may be used in calculating a benefit under a qualified plan ($200,000 in 2002) and a limit on the amount of annual benefit that may be paid from a qualified plan ($160,000 in 2002).

2.  HOW IS A PARTICIPANT'S BENEFIT UNDER THE PLAN DETERMINED?

    For a Participant whose benefit is calculated under the traditional provisions of the Qualified Plan, the benefit under the Plan is computed when the Participant leaves the Company. The benefit under the Plan is generally not definitely determinable until that time due to the use of final average pay and years of service in the benefit computation under the Qualified Plan. The Plan benefit will be calculated as the difference between what a Participant would have received from the Qualified Plan if there were no Code limitations and the benefit the Participant actually will receive from the Qualified Plan.

         Example: Upon termination, it is determined that a Participant's Qualified Plan annual benefit would be $185,000 if there were no Code limitations. Because of the Code limitations, only $160,000 can be paid from the Qualified Plan and $25,000 ($185,000 - $160,000) must be paid from the Plan. However, this calculation will not be made or known until the Participant terminates employment and all of the information necessary to calculate the benefit under the Qualified Plan is known.

    For a Participant whose benefit is calculated under the cash balance provisions of the Qualified Plan, the benefit under the Plan is computed annually when the employer contribution credit is calculated. The benefit under the Plan is generally determinable at the end of each year.

         Example: A Participant has compensation of $225,000 for a plan year. The employer contribution credit under the cash balance provisions of the Qualified Plan for that year may only be calculated on $200,000. Therefore, an employer contribution credit is calculated on $25,000 ($225,000 - $200,000) and credited under the Plan at the end of the year.

3.  HOW MUCH MAY A PARTICIPANT CONTRIBUTE TO THE PLAN?

    The Plan does not permit Participant contributions.

4.  HOW MUCH DOES THE COMPANY CONTRIBUTE TO THE PLAN?

    The Company pays the full benefit calculated under the Plan. The Plan benefit is equal to the difference between the benefit a Participant would have received under the Qualified Plan if the Participant had not been limited by certain provisions of the Code, and the amount that the Participant actually receives from the Qualified Plan.

5.  WHAT ARE THE VESTING PROVISIONS OF THE PLAN?

    The vesting provisions follow the schedule in the Qualified Plan. Therefore, a Participant will be fully vested in his or her Plan benefit after 5 years of service.

6.  MAY A PARTICIPANT TAKE A WITHDRAWAL FROM THE PLAN?

    Withdrawals prior to normal distribution of the Plan benefit are not permitted.

7. IF A PARTICIPANT RETIRES OR OTHERWISE TERMINATES EMPLOYMENT, WILL THE PARTICIPANT'S BENEFIT UNDER THE PLAN BE DISTRIBUTED?

    A Participant will become entitled to receive a full distribution of his or her vested benefit under the Plan upon termination of employment.

    In the event of death, the distribution will be paid to the Participant's spouse or other designated beneficiary. In the event of legally established mental incompetency, a distribution, on behalf of the Participant, will be made to the legal representative of the Participant.

8.  IN WHAT FORM WILL DISTRIBUTIONS FROM THE PLAN BE MADE TO THE PARTICIPANT?

    Distributions from the Plan will be paid in cash.

9.  WHEN WILL I RECEIVE A DISTRIBUTION FROM THE PLAN?

    You will be entitled to a distribution when you are entitled to receive a distribution from the Qualified Plan. You may choose to take your distribution as a joint and 100% survivor annuity (if you are married), a single life annuity (if you are single), or in annual payments from one to 15 years. The payments will be made on March 1 following the date you are entitled to receive a distribution from the Qualified Plan (whether you take such distribution or not). All subsequent payments will be on each March 1 thereafter.

10. WHAT HAPPENS IF I DON'T MAKE A DISTRIBUTION ELECTION?

    If you do not make a distribution election, payments from the Plan will be made as a joint and 100% survivor annuity for Participants who are married as of the Participant's Termination Date and as a single life annuity for Participants who are single as of the Participant's Termination Date.

11. WHO PAYS THE COST OF ADMINISTERING THE PLAN?

    The Employers pay 100% of the recordkeeping and Trustee expenses.

12. HOW IS A PARTICIPANT TAXED ON PLAN BENEFITS?

    If you are a Participant whose benefit is calculated under the traditional provisions of the Qualified Plan, when you terminate or retire, your total benefit under the Plan will be present valued and the total present value will be taxable for FICA purposes. You will not be taxed on your Plan benefits for income tax purposes until you receive a distribution from the Plan. When a distribution is paid, it will be subject to reporting on a Form W-2 and federal, state and local income tax will be withheld.

    If you are a Participant whose benefit is calculated under the cash balance provisions of the Qualified Plan, you will be taxed on the amount of the employer contribution credit to the Plan in the year credited to your account for FICA purposes only. You will not be taxed on your Plan benefits for income tax purposes until you receive a distribution from the Plan. When the distribution is paid, it will be subject to reporting on a Form W-2 and federal, state and local income tax will be withheld.

13. MAY A PARTICIPANT ASSIGN RIGHTS AND INTEREST UNDER THE PLAN?

    Except in the case of death or legally established mental incompetency, benefits payable under the Plan may not be assigned, sold, transferred, pledged or encumbered and any such attempts shall not be recognized.

14. CAN THE PLAN BE AMENDED, TERMINATED OR DISCONTINUED?

    The Company may amend or terminate the Plan at any time and for any reason. No such amendment or termination shall affect the rights of Participants or beneficiaries to the vested portion of amounts credited to Participants' accounts as of the date of such amendment or termination.

15. IF I HAVE ANY QUESTIONS, WHO CAN I CALL?

    Please call Bill Eisengruber, Compensation and Benefits, at 313-235-7339 with any questions.

                                       3